SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) March 5, 2002

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Form 8-K

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits

            (c) Exhibits.

Exhibit No.	Description

99.1	Slide presentation given by the Chief Executive Officer, J.Wayne Leonard, of Entergy Corporation on March 5, 2002.

Item 9.      Regulation FD Disclosure

Entergy Corporation

On March 5, 2002, J. Wayne Leonard, Entergy Corporation's Chief Executive Officer, will speak to various members of the financial and investment community in New York City at the Morgan Stanley Global Electricity & Energy Conference. A copy of his slide presentation to be given at the conference is attached to this report as Exhibit 99.1 and is incorporated herein. The presentation is being webcast simultaneously and interested investors can access the webcast at www.shareholder.com/entergy/medialist.cfm.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By:	/s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: March 5, 2002